UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 23, 2005 (February 23, 2005)

UAP HOLDING CORP.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	333-113345	11-3708834
(State of Incorporation)	(Commission File Number)	( I.R.S. Employer Identification No.)

7251 W. 4th Street

Greeley, Colorado 80634

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (970) 356-4400

Item 2.02.    Results of Operations and Financial Conditions.

On February 25, 2005, UAP Holding Corp. (the “Company”) will present at the Goldman Sachs Ninth Annual Agricultural Forum at 12 noon EST (the “Goldman Conference”). Chief Executive Officer Kenny Cordell and Executive Vice President and Chief Financial Officer David Bullock will make the presentation. The Goldman Conference is being held at the Goldman Sachs Training Center in New York.

On February 23 and 24, 2005, the Company will meet securities analysts and investors. During these meetings Mr. Cordell and Mr. Bullock will present the same information being presented at the Goldman Conference.

The Company presentation and accompanying question and answer session from the Goldman Conference will be broadcast over the Internet. Participants can access the webcast and a downloadable version of the presentation from the “Investor Information” link on the Company home page, located at www.uap.com. The downloadable version of the presentation will be available for download immediately; the webcast will be available after the Goldman Conference.

The majority of the information provided in the presentation will be the same information as provided in the Company’s press release, as furnished as Exhibit 99.1 to the Company’s Form 8-K filed with the Securities and Exchange Commission on January 10, 2005. The Company furnishes information in the presentation that has not been publicly filed in Item 7.01 and Exhibit 99.1 below.

The Company does not undertake any plan or obligation to update the presentation, even though its situation may change in the future.

Item 7.01.    Regulation FD Disclosure.

UAP Holding Corp. ($ millions) (unaudited)				FY2004			FY2005 Q3 YTD	LTM 11/28/2004
Adjusted EBITDA and EBIT Reconciliation	FY2002		FY2003	Q3 YTD	Q4	Full Year
Net Income (Loss)	(37.0)		25.2	36.3	9.7	45.9	16.4	26.0
Loss from discontinued operations, net of tax	5.9		4.2	4.7	—	4.7	—	—
Income tax expense (benefit)	(17.5)		18.8	25.1	5.8	30.9	9.3	15.1
Interest expense, net of interest income	44.9		24.4	12.9	5.0	17.9	27.0	31.9
Finance Charge Income	13.5		13.4	7.3	3.4	10.8	6.8	10.2

Sub-total EBIT	9.7		86.1	86.3	23.9	110.2	59.5	83.3
Depreciation and Amortization	17.1		16.7	11.4	3.5	14.9	11.4	14.9

EBITDA	26.9		102.8	97.7	27.3	125.0	70.9	98.2

Adjustments:
Income Deposit Securities Expenses (1)	—		—	—	—	—	6.0	6.0
ConAgra Transition Services Agreement Expenses	—		—	—	1.9	1.9	5.6	7.5
Apollo Management Fee	—		—	—	0.3	0.3	0.8	1.0
Gain on sale of assets	—		—	(10.5)	—	(10.5)	—	—
Inventory Fair Market Value Adjustment	—		—	—	3.7	3.7	17.4	21.0

Sub-total Adjustments	—		—	(10.5)	5.8	(4.7)	29.7	35.5

Adjusted EBITDA	26.9		102.8	87.1	33.1	120.3	100.6	133.7

Depreciation and Amortization	17.1		16.7	11.4	3.5	14.9	11.4	14.9

Adjusted EBIT	9.7		86.1	75.8	29.7	105.4	89.1	118.8

($ millions) (unaudited)				FY2004			FY2005 Q3 YTD	LTM 11/28/2004
Adjusted SG&A Reconciliation	FY2002		FY2003	Q3 YTD	Q4	Full Year
Reported Selling, General & Administrative	334.6		275.2	208.7	37.0	245.7	213.6	250.6

Adjustments:
Other (Income), net (2)	(8.0)		(7.8)	(2.7)	(3.1)	(5.8)	—	(3.1)
Income Deposit Securities Expenses (3)	—		—	—	—	—	6.0	6.0
ConAgra Transition Services Agreement Expenses (2)	—		—	—	1.9	1.9	—	1.9
Apollo Management Fee	—		—	—	0.3	0.3	0.8	1.0

Sub-total Adjustments	(8.0)		(7.8)	(2.7)	(1.0)	(3.7)	6.7	5.8

Adjusted SG&A Spending	342.6		283.1	211.4	38.0	249.3	206.9	244.9

($ millions) (unaudited) Working Capital Reconciliation to Trade Working Capital (period ending)	2/24/2002		2/23/2003	2/24/2004	11/28/2004
Working Capital (period ending)	103.8		455.2	224.0	225.9

Adjustments:
Subtract Cash and cash equivalents	72.7		28.6	172.6	—
Add Back Short-term Debt	4.5		0.0	—	211.6
Add Back Checks not yet presented	—		—	—	10.0

Trade Working Capital (period ending)	35.6		426.6	51.3	447.4

Trade Working Capital Detail:
Receivables, less allowance for doubtful accounts	209.2		216.1	170.8	531.2
Inventories	839.8		768.1	641.0	490.6
Deferred income taxes	—		21.9	2.7	27.2
Other current assets	13.5		184.5	80.7	43.7

Subtotal	1,062.6		1,190.6	895.1	1,092.7

Accounts payable	949.2		677.4	689.5	531.9
Other accrued liabilities	77.8		86.6	145.2	109.2
Income taxes payable	—		—	—	4.2
Deferred income taxes	—		—	9.1	0.0

Subtotal	1,027.0		764.0	843.8	645.3

Trade Working Capital (period ending)	35.6		426.6	51.3	447.4

Property, Plant and Equipment, net	112.7		111.1	97.1	88.5

Goodwill	4.6		4.8	43.5	27.9
Intangible assets, net	8.1		6.0	7.1	29.5
Deferred income taxes	—		2.3	18.3	2.7
Debt Issue Costs	—		—	23.7	22.6
Investment in nonconsolidated affiliates	—		—	4.0	4.3
Other assets	28.6		8.6	2.6	0.7
Long lived assets from discontinued operations	8.9		—	—	—

Subtotal Other Non-Current Assets	50.2		21.7	99.1	87.6

Invested Capital (period ending)	198.5		559.5	247.5	623.5

Return on Invested Capital Calculation (period ending)	FY2002		FY2003	FY2004	LTM 11/28/04
Adjusted EBIT	9.7		86.1	105.4	118.8
Invested Capital (period ending)	198.5		559.5	247.5	623.5

Return on Invested Capital (period ending)	4.9%		15.4%	42.6%	19.1%

($ millions) (unaudited) Average Trade Working Capital and Invested Capital Detail (4)	FY2002		FY2003	FY2004	LTM 11/28/04
Accounts Receivable, net (5)	698.3		498.9	456.2	536.1
Inventories	818.6		743.0	615.8	548.9
Prepaid Expense (6)	45.7		84.7	62.4	51.8

Sub-total	1,562.7		1,326.6	1,134.3	1,136.8
Advances on Sales	91.3		93.0	88.1	92.8
Trade Payables	619.3		514.5	423.2	551.9

Sub-total Accounts Payable	710.6		607.5	511.3	644.7
Accrued Expenses (7)	112.2		119.8	146.9	165.7

Sub-total	822.8		727.3	658.2	810.4

Average Trade Working Capital	739.9		599.3	476.2	326.4

Property, Plant and Equipment, net	111.5		106.1	98.9	96.0
Other Non-Current Assets (8)	46.4		35.2	39.1	89.6

Average Invested Capital	897.7		740.7	614.1	512.0

Return on Invested Capital Calculation (9)	FY2002		FY2003	FY2004	LTM 11/28/04
Adjusted EBIT	9.7		86.1	105.4	118.8
Average Invested Capital	897.7		740.7	614.1	512.0

Return on Invested Capital (9)	1.01	%(10)	11.6%	17.2%	23.2%

(1)	Breakage fees in connection with abandonment of proposed IDS offering.
(2)	Other Income and the Transition Services Agreement Expenses were not booked to Selling, General & Administrative in FY2005.
(3)	Breakage fees in connection with abandonment of proposed IDS offering.
(4)	12 month average for each period.
(5)	Excludes book impact of receivables that were sold as part of a receivables securitization facility utilized by UAP until it was terminated in May, 2003.
(6)	Includes deferred income taxes and other current assets
(7)	Includes other accrued liabilities, income taxes payable and deferred income taxes
(8)	Includes goodwill, intangible assets, deferred income taxes, debt issue costs, investment in nonconsolidated affiliates, other assets and long lived assets from discontinued operations
(9)	Defined as Adjusted EBIT over Average Invested Capital
(10)	Return on Invested Capital would be 7.7% with proforma add back of $29.6 million in fertilizer inventory write-offs and $29.2 million in bad debt expense, not included in Adjusted EBIT.

This presentation uses the non-GAAP financial measures of EBITDA, adjusted EBITDA, EBIT, adjusted EBIT, ongoing income (loss), ongoing earnings (loss) per share, adjusted selling, general and administrative expense, average trade working capital and invested capital, and return on invested capital. The financial measures for EBITDA, adjusted EBITDA, EBIT, adjusted EBIT, ongoing income (loss) and ongoing earnings (loss) per share exclude the impact of gains on certain asset sales and expenses related to the company’s proposed offering of income deposit securities, the write-up of inventory to fair market value, the transition services provided by ConAgra Foods and the management fees paid to Apollo. We believe that EBITDA, adjusted EBITDA, EBIT, adjusted EBIT, ongoing income (loss) and ongoing earnings (loss) per share best reflect our ongoing performance and business operations during the periods presented and are more useful to investors for comparative purposes. In addition, management uses these financial measures in internal reporting, in its budgeting and long-range planning processes and in determining performance-based compensation.

The financial measure for adjusted selling, general and administrative expense excludes the impact of other income, net, expenses related to the company’s proposed offering of income deposit securities, the transition services provided by ConAgra Foods and the management fees paid to Apollo. We believe that adjusting selling, general and administrative expenses for these items best reflect our ongoing performance and business operations during the periods presented and are more useful to investors for comparative purposes. In addition, management uses this financial measure in internal reporting, in its budgeting and long-range planning processes and in determining performance-based compensation.

The financial measures for average trade working capital and invested capital, and return on invested capital use monthly averages of the items reported to calculate these measures and exclude certain items that are included in the calculation of working capital and total assets. We believe that showing these working capital items and other assets in this way best reflect our ongoing performance and business operations for the periods presented because of the significant fluctuations we experience in these items during the periods presented and are more useful to investors for comparative purposes. In addition, management uses these financial measures in internal reporting, in its budgeting and long-range planning processes and in determining performance-based compensation.

The presentation of EBITDA, adjusted EBITDA, EBIT, adjusted EBIT, ongoing income (loss), ongoing earnings (loss) per share, adjusted selling, general and administrative expense, average trade working capital and invested capital, and return on invested capital is intended to supplement investors’ understanding of our operating performance. These non-GAAP financial measures may not be comparable to similar measures used by other companies. Furthermore, these non-GAAP financial measures are not intended to replace net income (loss), cash flows, financial position, comprehensive income (loss) or selling, general and administrative expense, current assets, current liabilities, total assets, working capital or other items as determined in accordance with principles generally accepted in the United States.

Exhibit No.	Document

99.1	Press Release of UAP Holding Corp. dated February 16, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UAP HOLDING CORP. (Registrant)

February 22, 2005

	By:	/s/ TODD A. SUKO
Todd A. Suko Vice President and General Counsel

EXHIBIT INDEX

Exhibit Number	Description of Exhibits

99.1	Press Release dated February 16, 2005